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                                                                   EXHIBIT 10.2


                  AMENDMENT No. 4 TO SHAREHOLDERS AGREEMENT
                        AND AMENDMENT No. 5 TO OWNERS
                                  AGREEMENT




This Amendment No. 4 to Shareholders Agreement and Amendment No. 5 to Owners Agreement (this "Amendment") dated as of March 30, 1994 is by and among Enron Pipeline Company - Argentina S.A., an Argentine corporation ("Enron Argentina"), Citicorp Equity Investments S.A., an Argentine corporation ("Citicorp Argentina"), Compania Naviera Perez Companc S.A.C.F.I.M.F.A., an Argentine corporation ("Perez Companc"), and Argentina Private Development Trust Company Limited, a Cayman Islands corporation ("APDT").

Enron Argentina, Citicorp Argentina and Perez Companc have entered into a Shareholders Agreement and an Owners Agreement dated as of November 13, 1992, which agreements has heretofore been amended by that certain Amendment No. 1 to Bid Agreement, Owners Agreement and Shareholders Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT also dated as of November 13, 1992, that certain Amendment No. 2 to Owners Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT dated as of December 28, 1992, that certain Amendment No. 3 to Owners Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT dated as of December 28, 1992, that certain Amendment No. 2 to Bid Agreement and Shareholders Agreement and Amendment No. 4 to Owners Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT dated as of December 28, 1992 and that certain Amendment No. 3 to Shareholders Agreement among Enron Argentina, Citicorp Argentina, Perez Companc and APDT dated also as of December 28, 1992 (said Shareholders
Agreement and Owners Agreement with their Amendments will be hereinafter referred to as the "Shareholders Agreement" and Owners Agreement"). Such parties now wish to amend the Shareholders Agreement and Owners Agreement as hereinafter set forth.

In consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Terms in capital letters not otherwise defined herein will have the meaning given in the Shareholders Agreement and Owners Agreement.

2. Effective as of the date hereof, Citicorp Argentina assigns the total number of Common Shares held by it to its affiliated Compania de Inversiones en Transporte de Gas S.A., an Argentine corporation ("CITGAS").

3. The assignment of Common Shares indicated in Section 2 hereof is made under the terms and conditions of Section 5.2 of the Shareholders Agreement and
Section 6.3 of the Owners Agreement, under which Citicorp
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Argentina will cause CITGAS to execute a counterpart of the Shareholders
Agreement and the Owners Agreement assuming all the obligations of Citicorp Argentina thereunder.

4. As of the date hereof, each time the name "Citicorp Argentina" appears it shall be interpreted and read as "CITGAS".

5. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Enron Pipeline Company - Argentina S.A.

By:      /s/
            --------------------------
Name:
         -----------------------------

Title:
         -----------------------------


Citicorp Equity Investments S.A.

By:      /s/
            --------------------------

Name:
         -----------------------------

Title:
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Compania Naviera Perez Companc S.A.C.F.I.M.F.A.

By:      /s/
            --------------------------

Name:
         -----------------------------

Title:
         -----------------------------
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Argentina Private Development Trust Company Limited

By:      /s/
            --------------------------
Name:
         -----------------------------

Title:
         -----------------------------